UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

John P. McGarrity, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: April 1, 2019 – June 30, 2019

Item 1. Schedule of Investments.

XAI Octagon Floating Rate & Alternative Income Term Trust

Schedule of Investments

June 30, 2019 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CORPORATE BONDS - 0.84%* (0.54% of Total Investments)
Energy Equipment & Services - 0.59% (0.38% of Total Investments)
McDermott Technology Americas, Inc. / McDermott Technology US, Inc., Senior Unsecured(b)	10.63%	N/A	05/01/2024	$500,000	$468,275

Wireless Telecommunication Services - 0.25% (0.16% of Total Investments)
Digicel Group One, Ltd., Senior Secured First Lien(b)	8.25%	N/A	12/30/2022	257,000	141,350
Digicel Group Two, Ltd., Senior Unsecured(b)	8.25%	N/A	09/30/2022	243,000	53,460
Total Wireless Telecommunication Services				500,000	194,810

Total Corporate Bonds (Cost $923,541)				$1,000,000	$663,085

SECURED SECOND LIEN LOANS(c) - 11.96% (7.68% of Total Investments)
Commercial Services & Supplies - 0.98% (0.63% of Total Investments)
AVSC Holding Corp., Initial	9.83%	3M US L + 7.25%	09/01/2025	805,556	767,960

Communications Equipment - 0.42% (0.27% of Total Investments)
Global Tel Link Corp.	10.65%	1M US L + 8.25%	11/29/2026	347,222	334,201

Construction & Engineering - 0.96% (0.62% of Total Investments)
Brookfield WEC Holdings, Inc., Initial	9.15%	1M US L + 6.75%	08/03/2026	748,810	757,003

Health Care Providers & Services - 1.26% (0.81% of Total Investments)
Albany Molecular Research, Inc., Initial	9.40%	1M US L + 7.00%	08/30/2025	126,466	126,150
CVS Holdings I LP, Initial	9.16%	1M US L + 6.75%	02/06/2026	102,612	103,253
Gentiva Health Services, Inc., Initial	11.50%	3M US L + 7.00%	07/02/2026	752,980	760,510
Total Health Care Providers & Services				982,058	989,913

Hotels, Restaurants & Leisure - 0.47% (0.30% of Total Investments)
Affinity Gaming, Initial	10.65%	1M US L + 8.25%	01/31/2025	392,857	373,705

Insurance - 2.19% (1.40% of Total Investments)
Asurion LLC, Replacement B-2	8.90%	1M US L + 6.50%	08/04/2025	1,700,000	1,722,321

Real Estate Investment Trusts (REITs) - 1.03% (0.66% of Total Investments)
Capital Automotive LP, Initial Tranche B	8.41%	1M US L + 6.00%	03/24/2025	807,643	808,152

Software - 3.81% (2.45% of Total Investments)
EagleView Technology Corp.	9.90%	1M US L + 7.50%	08/14/2026	442,623	424,918
McAfee LLC, Initial	10.90%	1M US L + 8.50%	09/29/2025	875,000	883,750
MH Sub I LLC, Amendment No. 2 Initial	9.90%	1M US L + 7.50%	09/15/2025	750,000	750,000
Misys, Ltd., Dollar Term Loan	9.65%	1M US L + 7.25%	06/13/2025	950,000	940,700
Total Software				3,017,623	2,999,368

Transportation Infrastructure - 0.84% (0.54% of Total Investments)
Drive Chassis Holdco LLC, B	10.83%	3M US L + 8.25%	04/10/2026	687,838	659,465

Total Secured Second Lien Loans (Cost $9,541,871)				$9,489,607	$9,412,088

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) - 61.63% (39.57% of Total Investments)
Aerospace & Defense - 1.26% (0.81% of Total Investments)
Constellis Holdings LLC, B	7.58%	3M US L + 5.00%	04/21/2024	$758,642	$568,982
Maxar Technologies, Inc., Initial B	5.16%	1M US L + 2.75%	10/04/2024	467,286	421,141
Total Aerospace & Defense				1,225,928	990,123

Airlines - 0.68% (0.44% of Total Investments)
Allegiant Travel Co., Class B	7.07%	3M US L + 4.50%	02/05/2024	391,776	391,533
LifeMiles Finance, LLC / LifeMiles, Ltd., Initial Term Loan	7.90%	1M US L + 5.50%	08/18/2022	143,484	143,125
Total Airlines				535,260	534,658

Automobiles - 0.49% (0.32% of Total Investments)
Truck Hero, Inc., Initial	6.15%	1M US L + 3.75%	04/22/2024	413,214	387,648

Building Products - 1.09% (0.70% of Total Investments)
SRS Distribution, Inc., Initial	5.65%	1M US L + 3.25%	05/23/2025	892,134	854,406

Chemicals - 0.59% (0.38% of Total Investments)
Innovative Water Care Global Corp., Initial	7.33%	3M US L + 5.00%	02/27/2026	492,223	465,766

Commercial Services & Supplies - 3.43% (2.20% of Total Investments)
Allied Universal Holdco LLC, B(d)(e)	N/A	L + 4.25%	06/26/2026	567,645	564,806
Belfor Holdings, Inc., Initial	6.40%	1M US L + 4.00%	04/06/2026	653,121	656,387
Dun & Bradstreet Corp., Initial Borrowing	7.40%	1M US L + 5.00%	02/06/2026	961,744	961,446
Harland Clarke Holdings Corp., Initial	7.08%	3M US L + 4.75%	11/03/2023	600,573	517,495
Total Commercial Services & Supplies				2,783,083	2,700,134

Communications Equipment - 1.83% (1.18% of Total Investments)
Global Tel Link Corp.	6.65%	1M US L + 4.25%	11/29/2025	461,760	440,787
Intelsat Jackson Holdings S.A., Term B-4 Loan	6.90%	1M US L + 4.50%	01/02/2024	1,000,000	1,001,960
Total Communications Equipment				1,461,760	1,442,747

Construction & Engineering - 0.69% (0.44% of Total Investments)
Brookfield WEC Holdings, Inc., Initial	5.90%	1M US L + 3.50%	08/01/2025	540,271	538,920

Construction Materials - 0.30% (0.19% of Total Investments)
Anvil International LLC, Initial	7.33%	3M US L + 5.00%	05/28/2026	238,532	233,165

Containers & Packaging - 0.98% (0.63% of Total Investments)
Berry Global, Inc., U(d)	N/A	L + 2.50%	05/15/2026	775,893	770,159

Distributors - 1.60% (1.03% of Total Investments)
BCPE Empire Holdings, Inc., Initial(d)(e)	N/A	L + 4.00%	06/11/2026	428,850	426,705
United Natural Foods, Inc., Initial	6.65%	1M US L + 4.25%	10/22/2025	995,000	831,323
Total Distributors				1,423,850	1,258,028

Diversified Consumer Services - 2.91% (1.87% of Total Investments)
Cast & Crew Payroll LLC, Initial(d)	N/A	L + 4.00%	02/09/2026	500,000	501,625
Staples, Inc., 2019 Refinancing New B-1	7.60%	3M US L + 5.00%	04/16/2026	997,729	956,413
Travelport Finance S.a.r.l., Initial	7.54%	3M US L + 5.00%	05/29/2026	886,897	832,433
Total Diversified Consumer Services				2,384,626	2,290,471

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Diversified Financial Services - 1.09% (0.70% of Total Investments)
Financial & Risk US Holdings, Inc., Initial Dollar	6.15%	1M US L + 3.75%	10/01/2025	$882,345	$855,045

Diversified Telecommunication Services - 2.78% (1.78% of Total Investments)
Altice France S.A., USD TLB-13 Incremental	6.39%	1M US L + 4.00%	08/14/2026	814,091	795,774
Sorenson Communications LLC, Initial	8.83%	3M US L + 6.50%	04/29/2024	229,770	229,961
Syniverse Holdings, Inc., Tranche C	7.40%	1M US L + 5.00%	03/09/2023	772,347	708,628
WideOpenWest Finance LLC, Eighth Amendment B	5.65%	1M US L + 3.25%	08/18/2023	462,947	451,605
Total Diversified Telecommunication Services				2,279,155	2,185,968

Electronic Equipment, Instruments & Components - 1.81% (1.16% of Total Investments)
ConvergeOne Holdings, Corp., Initial	7.40%	1M US L + 5.00%	01/04/2026	435,403	413,089
Mavenir Systems, Inc., Initial	8.42%	1M US L + 6.00%	05/08/2025	741,880	737,243
Triton Solar US Acquisition Co., Initial	8.33%	3M US L + 6.00%	10/29/2024	291,536	271,493
Total Electronic Equipment, Instruments & Components				1,468,819	1,421,825

Energy Equipment & Services - 2.31% (1.48% of Total Investments)
KCA Deutag US Finance LLC, 2018 Extended	9.08%	3M US L + 6.75%	02/28/2023	986,325	737,979
McDermott International, Inc.	7.40%	1M US L + 5.00%	05/12/2025	652,044	640,737
Waterbridge Midstream Operating LLC, Initial(d)	N/A	L + 5.75%	06/22/2026	452,586	441,271
Total Energy Equipment & Services				2,090,955	1,819,987

Food Products - 2.15% (1.38% of Total Investments)
8th Avenue Food & Provisions, Inc.(d)	N/A	L + 3.75%	10/01/2025	500,000	499,530
Give and Go Prepared Foods Corp., 2017	6.65%	1M US L + 4.25%	07/29/2023	258,116	236,017
H-Food Holdings LLC, 2018 Incremental B-2	6.40%	1M US L + 4.00%	05/23/2025	497,500	491,371
Sage Borrowco LLC, B	7.13%	3M US L + 4.75%	06/20/2026	465,560	466,724
Total Food Products				1,721,176	1,693,642

Health Care Equipment & Supplies - 1.67% (1.07% of Total Investments)
Curium BidCo S.a.r.l., B(d)	N/A	L + 4.00%	06/26/2026	379,315	377,418
Femur Buyer, Inc., Initial	6.98%	3M US L + 4.25%	03/05/2026	937,321	939,664
Total Health Care Equipment & Supplies				1,316,636	1,317,082

Health Care Providers & Services - 7.94% (5.10% of Total Investments)
Air Medical Group Holdings, Inc., 2018 New	6.65%	1M US L + 4.25%	03/14/2025	498,111	467,228
BW NHHC Holdco, Inc., Initial	7.40%	1M US L + 5.00%	05/15/2025	775,581	715,473
Envision Healthcare Corp., Initial	6.15%	1M US L + 3.75%	10/10/2025	497,776	438,665
Gentiva Health Services, Inc., Closing Date Initial	6.19%	1M US L + 3.75%	07/02/2025	837,091	837,091
Phoenix Guarantor, Inc., Initial	6.92%	1M US L + 4.50%	03/05/2026	666,055	662,558
Radiology Partners, Inc., B	7.36%	3M US L + 4.75%	07/09/2025	976,595	973,549
Regionalcare Hospital Partners Holdings, Inc., B	6.90%	1M US L + 4.50%	11/16/2025	1,023,895	1,017,127
US Anesthesia Partners, Inc., Initial(d)	N/A	L + 3.00%	06/23/2024	52,493	51,312
Verscend Holding Corp., B	6.90%	1M US L + 4.50%	08/27/2025	1,087,971	1,087,296
Total Health Care Providers & Services				6,415,568	6,250,299

Health Care Technology - 1.26% (0.81% of Total Investments)
athenahealth, Inc., B	7.05%	3M US L + 4.50%	02/11/2026	995,092	991,778

Hotels, Restaurants & Leisure - 2.93% (1.88% of Total Investments)
Bulldog Purchaser, Inc., Initial(e)	6.22%	1M US L + 3.75%	09/05/2025	84,729	83,564
Casablanca US Holdings, Inc., Amendment No. 2 Initial	6.58%	3M US L + 4.00%	03/29/2024	835,644	810,574
NPC International, Inc., Initial	5.94%	1M US L + 3.50%	04/19/2024	130,187	104,476

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
PCI Gaming Authority, B Facility	5.40%	1M US L + 3.00%	05/29/2026	$241,453	$241,704
Red Lobster Management LLC, Initial	7.65%	1M US L + 5.25%	07/28/2021	743,503	732,819
United PF Holdings LLC(e)	6.90%	1M US L + 4.50%	06/10/2026	333,628	333,211
Total Hotels, Restaurants & Leisure				2,369,144	2,306,348

Household Products - 0.89% (0.57% of Total Investments)
American Greetings Corp., Initial	6.82%	1M US L + 4.50%	04/06/2024	702,623	700,431

Industrial Conglomerates - 0.71% (0.45% of Total Investments)
Sundyne US Purchaser, Inc., Initial	6.40%	1M US L + 4.00%	05/15/2026	265,306	265,306
WireCo WorldGroup, Inc., Initial	7.40%	1M US L + 5.00%	09/29/2023	292,411	291,900
Total Industrial Conglomerates				557,717	557,206

Internet Software & Services - 3.00% (1.93% of Total Investments)
EIG Investors Corp., 2018 Refinancing	6.27%	3M US L + 3.75%	02/09/2023	435,557	432,020
Ellie Mae, Inc.	6.53%	3M US L + 4.00%	04/17/2026	772,088	768,868
Imperva, Inc.	6.41%	1M US L + 4.00%	01/12/2026	500,000	496,565
Veritas US, Inc., New Dollar B	6.83%	1M US L + 4.50%	01/27/2023	733,050	665,705
Total Internet Software & Services				2,440,695	2,363,158

IT Services - 2.00% (1.29% of Total Investments)
Avaya, Inc., Tranche B	6.65%	1M US L + 4.25%	12/15/2024	239,170	228,408
Rackspace Hosting, Inc., B	5.58%	3M US L + 3.00%	11/03/2023	500,000	460,750
ThoughtWorks, Inc., Replacement	6.40%	1M US L + 4.00%	10/11/2024	211,801	211,405
West Corp., Initial B	6.52%	3M US L + 4.00%	10/10/2024	726,144	676,526
Total IT Services				1,677,115	1,577,089

Media - 2.15% (1.38% of Total Investments)
MediArena Acquisition B.V., Dollar B	8.35%	3M US L + 5.75%	08/13/2021	740,949	734,466
Nexstar Broadcasting, Inc., B(d)	N/A	L + 2.75%	06/19/2026	276,941	275,902
Quad/Graphics, Inc., B	7.41%	1M US L + 5.00%	02/02/2026	308,365	306,823
Red Ventures, LLC, TLB	N/A	L + 3.00%	11/08/2024	374,862	373,509
Total Media				1,701,117	1,690,700

Oil, Gas & Consumable Fuels - 0.41% (0.27% of Total Investments)
Permian Production Partners LLC, Initial Advances	8.41%	1M US L + 6.00%	05/20/2024	433,088	324,816

Pharmaceuticals - 0.15% (0.09% of Total Investments)
Mallinckrodt International Finance S.A., 2018 Incremental	5.53%	3M US L + 3.00%	02/24/2025	128,295	115,265

Professional Services - 0.42% (0.27% of Total Investments)
National Intergovernmental Purchasing Alliance Company AKA Omnia Partners, Initial Term Loans	6.35%	3M US L + 3.75%	05/23/2025	338,208	332,925

Real Estate Management & Development - 0.58% (0.37% of Total Investments)
Forest City Enterprises LP, Initial	6.40%	1M US L + 4.00%	12/08/2025	457,237	458,381

Road & Rail - 0.62% (0.40% of Total Investments)
YRC Worldwide, Inc., Term B-1 Loan	10.90%	1M US L + 8.50%	07/26/2022	499,252	490,281

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Software - 7.31% (4.69% of Total Investments)
Carbonite, Inc., Initial(d)	N/A	L + 3.75%	03/26/2026	$500,000	$500,415
Datto, Inc., Cov-Lite TLB	6.58%	3M US L + 4.25%	04/02/2026	143,236	143,594
DiscoverOrg LLC, Initial	6.90%	1M US L + 4.50%	02/02/2026	738,060	734,370
Idera, Inc., Initial	6.91%	1M US L + 4.50%	06/28/2024	54,545	54,386
LegalZoom.com, Inc., 2018	6.90%	1M US L + 4.50%	11/21/2024	559,171	559,523
McAfee LLC, B USD	6.15%	1M US L + 3.75%	09/30/2024	836,713	835,014
Perforce Software, Inc., B(d)	N/A	L + 4.50%	06/12/2026	533,683	532,349
Project Alpha Intermediate Holding, Inc., 2019 Incremental	6.78%	3M US L + 4.25%	04/26/2024	374,365	371,557
Project Leopard Holdings, Inc., 2018 Repricing	6.70%	6M US L + 4.50%	07/07/2023	491,269	489,633
TIBCO Software, Inc.(d)	N/A	L + 4.00%	06/12/2026	702,097	702,975
Upland Software, Inc.(d)	N/A	L + 4.00%	06/26/2026	825,846	824,814
Total Software				5,758,985	5,748,630

Specialty Retail - 1.42% (0.91% of Total Investments)
Bass Pro Group LLC, Initial	7.40%	1M US L + 5.00%	09/25/2024	760,360	725,033
Payless, Inc.
Tranche A-1	14.50%	1M US L + 9.00%	02/10/2022	359,832	179,916
Tranche A-2	15.50%	3M US L + 10.00%	08/10/2022	643,500	209,138
Total Specialty Retail				1,763,692	1,114,087

Textiles, Apparel & Luxury Goods - 1.52% (0.98% of Total Investments)
Champ Acquisition Corp., Initial	7.83%	3M US L + 5.50%	12/19/2025	548,014	541,164
Elevate Textiles, Inc., Initial	7.58%	1M US L + 5.00%	05/01/2024	712,796	655,772
Total Textiles, Apparel & Luxury Goods				1,260,810	1,196,936

Wireless Telecommunication Services - 0.66% (0.42% of Total Investments)
Digicel International Finance, Ltd., Initial B	5.78%	3M US L + 3.25%	05/27/2024	597,734	517,040

Total Senior Secured First Lien Loans (Cost $50,574,437)				$51,022,232	$48,495,144

CLO DEBT(c)(f)- 22.46% (14.42% of Total Investments)
Anchorage Capital CLO 2018-10, Ltd., Series 2018-10A(b)	8.35%	3M US L + 5.75%	10/15/2031	500,000	471,649
Apidos CLO XXVIII, Series 2017-28A(b)	8.09%	3M US L + 5.50%	01/20/2031	1,000,000	939,314
Atrium XIV LLC, Series 2018-14A(b)	8.25%	3M US L + 5.65%	08/23/2030	500,000	473,475
CIFC Funding 2015-I, Ltd., Series 2015-1A(b)	8.59%	3M US L + 6.00%	01/22/2031	500,000	484,750
CIFC Funding 2017-II, Ltd., Series 2017-2A(b)	8.54%	3M US L + 5.95%	04/20/2030	500,000	485,248
CIFC Funding 2017-V, Ltd., Series 2017-5A(b)	8.69%	3M US L + 6.10%	11/16/2030	1,000,000	970,789
Dryden 64 CLO, Ltd., Series 2018-64A(b)	8.20%	3M US L + 5.60%	04/18/2031	500,000	468,343
GoldenTree Loan Management US CLO 1, Ltd., Series 2017-1A(b)	8.19%	3M US L + 5.60%	04/20/2029	1,000,000	819,256
GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A(b)	8.00%	3M US L + 5.40%	01/18/2031	750,000	689,859
Halcyon Loan Advisors Funding 2018-2, Ltd., Series 2018-2A(b)	9.75%	3M US L + 6.90%	01/22/2031	500,000	507,758
HPS Loan Management 11-2017, Ltd., Series 2017-11A(b)	10.42%	3M US L + 7.85%	05/06/2030	1,000,000	920,146
Madison Park Funding XVII, Ltd., Series 2015-17A(b)	10.07%	3M US L + 7.48%	07/21/2030	1,000,000	858,568
Marble Point CLO XI, Ltd., Series 2017-2A E(b)	8.20%	3M US L + 5.60%	12/18/2030	1,000,000	899,767
Neuberger Berman CLO XIV, Ltd., Series 2013-14A(b)	9.03%	3M US L + 6.45%	01/28/2030	1,000,000	957,203
OZLM Funding, Ltd., Series 2012-1A(b)	9.26%	3M US L + 6.67%	07/23/2029	1,000,000	993,952
OZLM XXII, Ltd., Series 2018-22A(b)	7.89%	3M US L + 5.30%	01/17/2031	500,000	455,262
Sound Point CLO II, Ltd., Series 2013-1A(b)	8.09%	3M US L + 5.50%	01/26/2031	250,000	235,846
Sound Point CLO XVIII, Ltd., Series 2017-4A(b)	8.09%	3M US L + 5.50%	01/20/2031	500,000	470,642

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CLO DEBT(c)(f) (continued)
Symphony CLO XVIII, Ltd., Series 2016-18A(b)	8.94%	3M US L + 6.35%	01/23/2028	$1,500,000	$1,454,754
Symphony CLO XXI, Ltd., Series 2019-21A(b)	9.11%	3M US L + 6.75%	07/15/2032	1,000,000	1,000,000
THL Credit Wind River 2017-4 CLO, Ltd., Series 2017-4A(b)	8.32%	3M US L + 5.80%	11/20/2030	500,000	478,863
THL Credit Wind River 2019-1 CLO, Ltd., Series 2019-1A(b)	9.31%	3M US L + 6.72%	04/20/2031	750,000	744,290
Voya CLO 2013-1, Ltd., Series 2013-1A(b)	9.08%	3M US L + 6.48%	10/15/2030	1,000,000	954,620
Voya CLO 2013-2, Ltd., Series 2013-2A(b)	8.18%	3M US L + 5.60%	04/25/2031	1,000,000	937,266
Total CLO Debt (Cost $18,615,704)				$18,750,000	$17,671,620

CLO EQUITY(f)(g)- 51.69% (33.18% of Total Investments)
ALM V, Ltd., Series 2012-5A(b)	N/A	Estimated yield of 14.58%	10/18/2027	2,000,000	848,114
Anchorage Capital CLO 1-R, Ltd., Series 2018-1RA(b)	N/A	Estimated yield of 32.37%	04/13/2031	2,400,000	2,096,976
Anchorage Capital CLO 3-R, Ltd., Series 2014-3RA(b)	N/A	Estimated yield of 15.53%	01/28/2031	1,400,000	1,168,245
Anchorage Capital CLO 4-R, Ltd., Series 2018-4RA(b)	N/A	Estimated yield of 15.88%	01/28/2031	3,000,000	2,565,429
Apidos CLO XXVII, Series 2017-27A(b)	N/A	Estimated yield of 15.97%	07/17/2030	1,300,000	888,515
Apidos CLO XXVIII, Series 2017-28A(b)	N/A	Estimated yield of 10.64%	01/20/2031	3,500,000	2,672,113
Carlyle Global Market Strategies CLO 2013-1, Ltd., Series 2013-1A(b)	N/A	Estimated yield of 15.85%	08/14/2030	3,500,000	2,049,796
Carlyle Global Market Strategies CLO 2016-1, Ltd., Series 2016-1A(b)	N/A	Estimated yield of 13.99%	04/20/2027	598,000	507,536
Carlyle US CLO 2018-2, Ltd., Series 2018-2A(b)	N/A	Estimated yield of 13.50%	10/15/2031	933,000	763,179
Catamaran CLO 2015-1, Ltd., Series 2015-1A(b)	N/A	Estimated yield of 31.77%	04/22/2027	750,000	335,175
CIFC Funding 2017-III, Ltd., Series 2017-3A(b)	N/A	Estimated yield of 33.52%	07/30/2030	1,400,000	1,155,336
CIFC Funding 2017-V, Ltd., Series 2017-5A(b)	N/A	Estimated yield of 13.32%	11/16/2030	3,000,000	2,538,732
CIFC Funding 2018-I, Ltd., Series 2018-1A(b)	N/A	Estimated yield of 15.42%	04/18/2031	3,250,000	3,025,776
CIFC Funding 2019-III, Ltd., Series 2019-3A(b)	N/A	Estimated yield of 15.53%	07/16/2032	750,000	661,081
Dryden 34 Senior Loan Fund, Series 2014-34A(b)	N/A	Estimated yield of 0.00%	10/15/2026	5,000,000	65,750
Madison Park Funding XVIII, Ltd., Series 2015-18A(b)	N/A	Estimated yield of 6.84%	10/21/2027	4,000,000	3,052,164
Marble Point CLO XI, Ltd., Series 2017-2A INC(b)	N/A	Estimated yield of 14.69%	12/18/2030	3,000,000	2,172,738
Oak Hill Credit Partners X-R, Ltd., Series 2014-10RA(b)	N/A	Estimated yield of 17.14%	12/20/2030	4,800,000	2,188,099
OHA Credit Partners XI, Ltd., Series 2015-11A(b)	N/A	Estimated yield of 17.21%	01/20/2032	2,750,000	2,266,492
Sound Point CLO III, Ltd., Series 2017-3A(b)	N/A	Estimated yield of 18.23%	10/20/2030	1,500,000	1,384,047
Sound Point CLO III-R, Ltd., Series 2013-2RA(b)	N/A	Estimated yield of 18.96%	04/15/2029	1,000,000	416,510
Sound Point CLO VI-R, Ltd., Series 2014-2RA(b)	N/A	Estimated yield of 17.70%	10/20/2031	2,000,000	863,064
Thacher Park CLO, Ltd., Series 2014-1A(b)	N/A	Estimated yield of 1.50%	10/20/2026	6,000,000	2,050,746
THL Credit Wind River 2016-1 CLO, Ltd., Series 2016-1A(b)	N/A	Estimated yield of 19.37%	07/15/2028	4,000,000	2,738,852
THL Credit Wind River 2018-2 CLO, Ltd., Series 2018-2A(b)	N/A	Estimated yield of 14.58%	07/15/2030	2,500,000	2,196,758
Total CLO Equity (Cost $43,731,958)				$64,331,000	$40,671,223

	Shares
MONEY MARKET MUTUAL FUNDS - 7.18% (4.61% of Total Investments)
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class
(2.209% 7-Day Yield)	5,649,806	5,649,806
Total Money Market Mutual Funds (Cost $5,649,806)	$5,649,806	$5,649,806

Total Investments - 155.76% (Cost $129,037,317)		$122,562,966
Liabilities in Excess of Other Assets - (6.88)%		(5,409,874)
Leverage Facility (Net of $50,770 Deferred Costs) - (48.88)%		(38,464,230)
Net Assets - 100.00%		$78,688,862

*	Amounts above are shown as a percentage of net assets as of June 30, 2019.
(a)	The rate shown is the coupon as of the end of the reporting period.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $59,005,928, which represents approximately 74.99% of net assets as of June 30, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	All or a portion of this position has not settled as of the period end. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Trust will not accrue interest until the settlement date, at which point LIBOR will be established. The total cost of securities purchased on a when issued or delivery delayed basis was $6,618,994 as of June 30, 2019.
(e)	This investment has an unfunded commitment as of June 30, 2019. For further details, see Note 4 to Quarterly Schedule of Investments.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also Note 2 to the Quarterly Schedule of Investments for additional information.
(g)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

All securities held as of June 30, 2019 are pledged as collateral for the Trust’s leverage facility.

XAI Octagon Floating Rate & Alternative Income Term Trust

Notes to Quarterly Schedule of Investments

June 30, 2019 (Unaudited)

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the schedule of investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the schedule of investments during the period reported. Actual results may differ from those estimates, and the security valuations reflected in the schedule of investments may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946. The schedule of investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2019.

Expense Recognition: Expenses are recorded on the accrual basis of accounting.

Portfolio Valuation: The net asset value per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. ET). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Cash & Cash Equivalents: The Trust considers its investment in a FDIC insured interest-bearing account to be cash. Cash and cash equivalents are valued at cost plus any accrued interest. The Trust maintains cash balances, which, at times may exceed federally-insured limits. The Trust maintains these balances with a high-quality financial institution.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. CLO equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of June 30, 2019.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield on a transaction such as an add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Fair Value Measurements: The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of June 30, 2019:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$663,085	$–	$663,085
Secured Second Lien Loans	–	9,412,088	–	9,412,088
Senior Secured First Lien Loans	–	48,495,144	–	48,495,144
CLO Debt	–	–	17,671,620	17,671,620
CLO Equity	–	–	40,671,223	40,671,223
Money Market Mutual Funds	5,649,806	–	–	5,649,806
Total	$5,649,806	$58,570,317	$58,342,843	$122,562,966

The Trust recognizes transfers between the levels as of the end of the period. For the period ended June 30, 2019, the Trust did not have any transfers between Level 1 and Level 2 securities.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Total
Balance as of September 30, 2018	$17,845,594	$40,780,021	$58,625,615
Accrued Discount/Premium	4,029	-	$4,029
Reductions to CLO Equity Cost Basis(a)	-	(1,373,885)	$(1,373,885)
Realized Gain/(Loss)	(182,490)	(1,876,125)	$(2,058,615)
Change in Unrealized Appreciation/(Depreciation)	(870,262)	(1,109,665)	$(1,979,927)
Purchases	2,704,750	20,836,270	$23,541,020
Sales Proceeds	(1,830,001)	(16,585,393)	$(18,415,394)
Transfer into Level 3	-	-	$-
Transfer out of Level 3	-	-	$-
Balance as of June 30, 2019	$17,671,620	$40,671,223	$58,342,843

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2019	$(880,545)	$(2,081,438)	$(2,961,983)

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the nine-month period ended June 30, 2019.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust's valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust's fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of June 30, 2019	Valuation Methodologies	Unobservable Input	Range/Weighted Average(2)
CLO Debt	17,671,620	Market Quotes	NBIB(1)	81.93 - 101.55 / 94.25
CLO Equity	40,671,223	Market Quotes	NBIB(1)	1.32 – 93.10 / 63.22
Total Level 3 assets	58,342,843

(1)	The Trust generally uses non-binding indicative bid ("NBIB") prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity, in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Trust also may consider a variety of relevant factors as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

(2)	Weighted averages are calculated based on the value of investments on June 30, 2019.

Significant increases or decreases in any of the unobservable inputs in isolation my result in a significantly lower or higher fair value measurement.

Loan Participations and Assignments: The Trust may invest in loans arranged through private negotiation between one or more financial institutions. The Trust’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which the Trust has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some loans may be considered illiquid, and are generally less liquid than exchange-traded debt instruments.

3. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300%). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage).

On October 6, 2017, the Trust entered into a Credit Agreement (the “Credit Agreement”) with Sociètè Gènèrale (the “Lender”) that established a revolving credit facility (the “Facility”) of up to $40,000,000. Effective July 29, 2019, the Credit Agreement was amended to increase the capacity limit under the Facility to $45,000,000. Effective October 1, 2018, interest on the amount borrowed is based on one-month LIBOR plus 1.20%. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300% and maintain its registration as a closed-end management investment company.

For the nine months ended June 30, 2019, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $36,444,487 and 3.65%, respectively. As of June 30, 2019, the amount of such outstanding borrowings was $38,815,000. The interest rate applicable to the borrowings on June 30, 2019 was 3.70%. All securities held as of June 30, 2019 are pledged as collateral for the leverage facility.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage exposes the Trust to greater risk and increased costs than if it were not implemented. The more leverage that is utilized by the Trust, the more exposed the Trust will be to the risks of leverage. The use of leverage by the Trust causes the net asset value of the common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the common shares is likely to be more volatile than those of a fund that is not exposed to leverage. Leverage increases operating costs, which may reduce total return. The Trust pays interest on its borrowings, which may reduce the Trust’s return. Increases in interest rates that the Trust must pay on its borrowings will increase the cost of leverage and may reduce the return to common shareholders. The risk of increases in interest rates may be greater in the current market environment. During the time in which the Trust is utilizing leverage, the amount of the investment advisory fee paid by the Trust will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets (including proceeds of leverage). Common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee.

4. UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obliged to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments and funded portions of the credit agreements are marked-to-market daily. At June 30, 2019 the Trust had an unfunded commitment shown below.

Security	Unfunded Commitments as of June 30, 2019
Allied Universal Holdco LLC	$55,921
BCPE Empire Holdings, Inc	84,048
Bulldog Purchaser, Inc	10,154
United PF Holdings LLC	45,597
$195,720

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	August 19, 2019	President and Chief Executive Officer
(principal executive officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	August 19, 2019	President and Chief Executive Officer
(principal executive officer)

By:	(Signature and Title)	/s/ John “Yogi” Spence
John “Yogi” Spence
Date:	August 19, 2019	Treasurer and Chief Financial Officer
(principal financial officer)